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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): August 14, 2000








                            800 TRAVEL SYSTEMS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




    FLORIDA                         1-13271                      59-3343338
    -------                         -------                      ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)




                  4802 GUNN HIGHWAY
                   TAMPA, FLORIDA                        33624
                   --------------                        -----
       (Address of principal executive offices)        (Zip Code)





Registrant's Telephone Number, Including Area Code:       813-908-0404
                                                   ----------------------------




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ITEM 5.  OTHER EVENTS.

         On August 14, 2000, 800 Travel Systems, Inc. (the "Company") issued a press release announcing the merger of a newly formed, wholly owned subsidiary of the Company with Prestige Travel Systems, Inc. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index attached hereto.



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               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "800 Travel," "company," "we," "our" and "us" refer to 800 Travel Systems, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers, including but not limited to, statements regarding the expected increase in gross reservations resulting from the Company's acquisition of Prestige Travel Systems, Inc. and the implementation of cross marketing opportunities. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including (i) the inability of the Company to achieve any increase in its gross reservations, (ii) additional unanticipated costs associated with the Prestige acquisition, (iii) the inability of the Company to successfully market the cruise business, (iv) the inability to effectively integrate the Prestige business pursuant to expected costs and budgets, and those factors identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             800 TRAVEL SYSTEMS, INC.


                                             By:  /s/ Robert B. Morgan
                                                -------------------------------
                                                      Robert B. Morgan
                                             Its:     Chief Financial Officer

Dated: August 18, 2000




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                               INDEX TO EXHIBITS




EXHIBIT
NUMBER            EXHIBIT
------            -------

99.1 Press Release dated August 14, 2000, announcing the merger of a newly formed, wholly owned subsidiary of the Company with Prestige Travel Systems, Inc.



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